UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10053
                                   811-10089

Name of Fund: Merrill Lynch Low Duration Fund of Merrill Lynch Investment
              Managers Funds, Inc. Low Duration Master Portfolio of Fund Asset Management Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 - Report to Stockholders

                        Merrill Lynch
                        Low Duration Fund
                        Of Merrill Lynch Investment Managers Funds, Inc.

                        Semi-Annual Report
                        December 31, 2005

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                   6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 5.77%        + 4.91%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            + 5.88         + 4.55
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +14.88         +13.54
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.08         + 2.43
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.60         + 3.51
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          + 1.48         + 2.26
-----------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                  Sincerely,


                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  President and Director/Trustee


2       MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

We are pleased to present to you the management team of

Merrill Lynch Low Duration Fund

[PHOTO OMITTED]

Senior Portfolio Managers Pat Maldari, who joined Merrill Lynch Investment Managers in 1984, and Jim Pagano, who joined Merrill Lynch Investment Managers in 1997, co-head Merrill Lynch Low Duration Fund. Mr. Maldari received a bachelor's degree from Montclair State University. He is a CFA(R) charterholder and a member of the CFA Institute and the New York Society of Security Analysts (NYSSA). Mr. Pagano received a bachelor's degree from the United States Naval Academy and is a CFA charterholder. Mr. Maldari and Mr. Pagano's team also includes John Burger and Frank Viola, the corporate bond and mortgage-backed managers, respectively. Mr. Burger earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of the CFA Institute and NYSSA. Mr. Viola earned a bachelor's degree from The Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries.

================================================================================
Table of Contents                                                           Page
--------------------------------------------------------------------------------
A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Managers .........................     4
Performance Data .........................................................     6
Disclosure of Expenses ...................................................     8
Fund Financial Statements ................................................     9
Fund Financial Highlights ................................................    12
Fund Notes to Financial Statements .......................................    17
Portfolio Information ....................................................    19
Master Portfolio Schedule of Investments .................................    20
Master Portfolio Financial Statements ....................................    25
Master Portfolio Financial Highlights ....................................    28
Master Portfolio Notes to Financial Statements ...........................    29
Disclosure of Investment Advisory Agreement ..............................    32
Officers & Directors/Trustees ............................................    34
CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the CFA Institute


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005             3

A Discussion With Your Fund's Portfolio Managers

      We continued to look to credit and spread product for yield enhancement and total return potential, as the flat Treasury yield curve offered very little value.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Merrill Lynch Low Duration Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +.61%, +.28%, +.38%, +.85% and +.58%, respectively. For the same period, the Fund's unmanaged benchmark, the Merrill Lynch 1 - 3 Year Corporate and Government Index, returned +.79%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The Federal Reserve Board (the Fed) advanced its monetary tightening campaign throughout the period, increasing the federal funds rate four times from 3.25% to 4.25%. Yields at the short end of the curve continued to follow the federal funds rate higher as long-term bond yields rose much more modestly. The yield curve, which had flattened considerably throughout the past year, had mildly inverted by December 31, with the two-year Treasury yielding 4.41% versus the 10-year Treasury yield of 4.39%. Because bond prices move in the opposite direction of yields, this indicates that longer-dated issues significantly outperformed shorter-dated securities for the period. In all, the two-year Treasury yield increased 75 basis points (.75%) over the past six months while the 10-year Treasury yield rose a more moderate 45 basis points.

What factors most influenced Fund performance?

After maintaining a curve flattening bias in the first half of 2005, we began to neutralize our yield curve positioning during the six-month period. After Hurricane Katrina devastated the U.S. Gulf Coast region in late August, we expected that interest rates on the long end would start to rise in relation to short-term interest rates. In retrospect, our move toward neutral was premature, as the curve continued to flatten. The markets and the economy viewed the hurricane as a temporary shock and, after rising briefly, long-term interest rates declined through year-end.

Offsetting this was the Portfolio's short duration profile and our focus on spread sectors. Duration is a measure of an investment's sensitivity to interest rate changes. By maintaining a duration shorter than that of the benchmark for much of the period, we were able to cushion the Portfolio's underlying value as short-term interest rates rose significantly. Our considerable exposure to credit and spread sectors, at roughly 90% of the Portfolio versus 40% for the benchmark, benefited performance as well. Because they are not as affected by interest rate changes as Treasury securities, these sectors of the market are less susceptible to the price risk associated with rising interest rates.

What changes were made to the Portfolio during the period?

We reduced the Portfolio's exposure to corporate bonds by approximately 5%, from roughly 40% of net assets to approximately 35%. Much of the reduction came in the auto sector, which experienced significant credit deterioration and spread widening in the spring as earnings disappointments in the industry began to take a toll. We also reduced exposure to non-investment grade corporate bonds in the portfolio, namely Nationwide Health Properties, Inc. and Media General, Inc. This brought the Portfolio's position in high yield bonds from 2.6% of net assets to less than 1%. Within the corporate sector, we currently favor higher-quality credits with an emphasis on real estate investment trusts (REITs) and media.

The assets from the sale of the corporate bonds were applied to Treasury issues, increasing our allocation from 1% of net assets to 9.3%. This reallocation was mainly initiated because spreads in the corporate sector continued to tighten and in some cases had moved through our level of fair value. Some of the cash from the sale of our corporate bonds also was redeployed into structured fixed income assets, such as asset-backed securities (ABS), which were particularly attractive given their high credit quality (AAA rating) and their attractive yields.


4       MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Holding cash in the prevailing environment offered some opportunities as short-term interest rates increased. We used the cash to create a "barbell" strategy -- one in which assets were concentrated at the short and long ends of the curve, allowing us to avoid the area of the curve most affected by the flattening phenomenon. Our cash position over the course of the six-month period averaged 5%.

Notably, we extended duration within the corporate sector of the portfolio in an effort to add incremental yield to the portfolio. We felt that this represented good relative value because, as the Treasury curve flattens, the credit curve (which is not correlated to Treasury securities) tends to steepen. In terms of the overall duration of the Portfolio, we had extended it above the benchmark briefly as the yield on the two-year Treasury note moved above 4%. Later in the period, as long-term interest rates remained low and the curve failed to steepen, we let the Portfolio's duration drift back down closer to that of the benchmark. As of December 31, 2005, the Portfolio's duration was 1.61 years, compared to 1.68 years for the Merrill Lynch 1 - 3 Year Corporate and Government Index.

How would you characterize the Portfolio's position at the close of the period?

We anticipate that the U.S. economy will enter a mid-cycle slowdown by the second half of 2006. The U.S. consumer has supported the economy for some time. In our view, the resilience of the consumer sector is likely to be tested by high energy prices, higher interest rates and changes in the banking industry aimed at curtailing "speculative borrowing," thereby limiting consumers' ability to continue tapping into the equity of their homes.

In this environment, we believe that high-quality spread sectors should continue to do well on a relative basis. In a mid-cycle slowdown, combined with a steepening Treasury yield curve, we would expect the credit curve to flatten, allowing high-quality spread sectors to perform well. We ended the period with a nearly 90% allocation to spread sectors, consisting of 33% corporate bonds, 30% ABS, 17% mortgage-backed securities (MBS) and 6.7% collateralized MBS.

The Portfolio's duration profile at period-end was close to that of its benchmark. We would look to increase duration when the yield on the 10-year Treasury note moves into the 4.5% - 5% range. Before this occurs, we would expect the yield curve to invert temporarily, with the short end offering higher yields than the long end. For its part, the Fed is likely to continue increasing short-term interest rates in the early months of 2006 before pausing to evaluate the impact of its measured interest rate hiking campaign.

As always, we will continue to closely monitor economic and market trends and will make changes to the Fund's strategy, as appropriate, in our efforts to enhance investment opportunities.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

January 10, 2006


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005             5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 3% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.65% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

The performance results for Class A, Class B, Class C and Class I Shares depicted on pages 6 and 7 are those of Merrill Lynch Low Duration Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Low Duration Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Low Duration Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include the actual operating expenses of Merrill Lynch Low Duration Fund. The Fund commenced operations on October 6, 2000.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6       MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Performance Data (concluded)

Recent Performance Results*

                                                               6-Month        12-Month          10-Year      Standardized
As of December 31, 2005                                     Total Return    Total Return     Total Return    30-Day Yield
=========================================================================================================================
ML Low Duration Fund Class A Shares*                            +0.61%          +1.43%          +55.57%         3.55%
-------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                            +0.28           +0.77           +45.71          2.98
-------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                            +0.38           +0.77           +45.64          2.98
-------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class I Shares*                            +0.85           +1.69           +59.60          3.79
-------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class R Shares*                            +0.58           +1.27           +52.91          3.41
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year Corporate & Government Index**         +0.79           +1.75           +63.36            --
-------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/05                               +1.43%          -1.62%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                             +3.41           +2.78
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                              +4.52           +4.20
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.

                                                      Return           Return
                                                   Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/05                               +0.77%          -3.17%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                             +2.74           +2.38
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                              +3.84           +3.84
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                      Return           Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/05                               +0.77%          -0.21%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                             +2.75           +2.75
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                              +3.83           +3.83
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
One Year Ended 12/31/05                                                   +1.69%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                 +3.69
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                                                  +4.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                            Return
================================================================================
One Year Ended 12/31/05                                                   +1.27%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                 +3.31
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                                                  +4.34
--------------------------------------------------------------------------------


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005             7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                       Expenses Paid
                                                           Beginning               Ending           During the Period*
                                                         Account Value         Account Value          July 1, 2005 to
                                                         July 1, 2005        December 31, 2005       December 31, 2005
======================================================================================================================
Actual
======================================================================================================================
Class A                                                     $1,000                $1,006.10                $4.70
----------------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000                $1,002.80                $8.16
----------------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000                $1,003.80                $8.17
----------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000                $1,008.50                $3.43
----------------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000                $1,005.80                $5.98
======================================================================================================================
Hypothetical (5% annual return before expenses)**
======================================================================================================================
Class A                                                     $1,000                $1,020.81                $4.74
----------------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000                $1,017.35                $8.22
----------------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000                $1,017.35                $8.22
----------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000                $1,022.09                $3.45
----------------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000                $1,019.54                $6.02
----------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.92% for Class A, 1.60% for Class B, 1.60% for Class C, .67% for Class I and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Statement of Assets and Liabilities              Merrill Lynch Low Duration Fund

As of December 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment in Low Duration Master Portfolio (the "Portfolio"), at value
                   (identified cost--$690,786,658) .............................................                      $ 681,152,072
                  Prepaid expenses .............................................................                             33,091
                                                                                                                      -------------
                  Total assets .................................................................                        681,185,163
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                  Payables:
                     Dividends to shareholders .................................................    $     461,994
                     Distributor ...............................................................          250,966
                     Other affiliates ..........................................................          205,765
                     Administrator .............................................................          135,421         1,054,146
                                                                                                    -------------
                  Accrued expenses .............................................................                            108,041
                                                                                                                      -------------
                  Total liabilities ............................................................                          1,162,187
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets ...................................................................                      $ 680,022,976
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                  Class A Shares of Common Stock, $.01 par value, 100,000,000 shares authorized                       $     247,442
                  Class B Shares of Common Stock, $.01 par value, 200,000,000 shares authorized                              77,178
                  Class C Shares of Common Stock, $.01 par value, 100,000,000 shares authorized                             157,340
                  Class I Shares of Common Stock, $.01 par value, 100,000,000 shares authorized                             194,016
                  Class R Shares of Common Stock, $.01 par value, 200,000,000 shares authorized                               4,462
                  Paid-in capital in excess of par .............................................                        712,802,830
                  Accumulated distributions in excess of investment income--net ................    $    (266,579)
                  Accumulated realized capital losses allocated from the Portfolio--net ........      (23,559,127)
                  Unrealized depreciation allocated from the Portfolio--net ....................       (9,634,586)
                                                                                                    -------------
                  Total accumulated losses--net ................................................                        (33,460,292)
                                                                                                                      -------------
                  Net Assets ...................................................................                      $ 680,022,976
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Class A--Based on net assets of $247,457,572 and 24,744,236 shares outstanding                      $       10.00
                                                                                                                      =============
                  Class B--Based on net assets of $77,013,881 and 7,717,818 shares outstanding .                      $        9.98
                                                                                                                      =============
                  Class C--Based on net assets of $156,959,194 and 15,733,954 shares outstanding                      $        9.98
                                                                                                                      =============
                  Class I--Based on net assets of $194,137,298 and 19,401,612 shares outstanding                      $       10.01
                                                                                                                      =============
                  Class R--Based on net assets of $4,455,031 and 446,157 shares outstanding ....                      $        9.99
                                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005             9

Statement of Operations                          Merrill Lynch Low Duration Fund

For the Six Months Ended December 31, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                  Net investment income allocated from the Portfolio:
                     Interest ..................................................................                      $  14,564,478
                     Dividends .................................................................                             84,715
                     Securities lending--net ...................................................                             51,368
                     Expenses ..................................................................                           (998,876)
                                                                                                                      -------------
                  Total income .................................................................                         13,701,685
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                  Administration fees ..........................................................    $     897,702
                  Account maintenance and distribution fees--Class C ...........................          775,844
                  Account maintenance and distribution fees--Class B ...........................          398,913
                  Account maintenance fees--Class A ............................................          309,204
                  Transfer agent fees--Class A .................................................          136,441
                  Transfer agent fees--Class C .................................................          115,300
                  Transfer agent fees--Class I .................................................          113,003
                  Transfer agent fees--Class B .................................................           59,929
                  Registration fees ............................................................           53,043
                  Printing and shareholder reports .............................................           50,185
                  Professional fees ............................................................           12,979
                  Account maintenance and distribution fees--Class R ...........................           11,939
                  Transfer agent fees--Class R .................................................            2,636
                  Other ........................................................................            8,755
                                                                                                    -------------
                  Total expenses ...............................................................                          2,945,873
                                                                                                                      -------------
                  Investment income--net .......................................................                         10,755,812
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Loss Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------------
                  Realized loss on:
                     Investments--net ..........................................................       (1,553,793)
                     Futures contracts and swaps--net ..........................................         (745,673)       (2,299,466)
                                                                                                    -------------
                  Change in unrealized appreciation/depreciation on investments, futures
                   contracts, swaps and options--net ...........................................                         (4,461,017)
                                                                                                                      -------------
                  Total realized and unrealized loss--net ......................................                         (6,760,483)
                                                                                                                      -------------
                  Net Increase in Net Assets Resulting from Operations .........................                      $   3,995,329
                                                                                                                      =============

      See Notes to Financial Statements.


10      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Statements of Changes in Net Assets              Merrill Lynch Low Duration Fund

                                                                                                     For the Six         For the
                                                                                                     Months Ended       Year Ended
                                                                                                     December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                       2005              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment income--net .......................................................    $  10,755,812     $  19,140,966
                  Realized loss--net ...........................................................       (2,299,466)       (5,914,342)
                  Change in unrealized appreciation/depreciation--net ..........................       (4,461,017)          760,100
                                                                                                    -------------------------------
                  Net increase in net assets resulting from operations .........................        3,995,329        13,986,724
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment income--net:
                     Class A ...................................................................       (3,935,183)       (5,925,410)
                     Class B ...................................................................       (1,124,019)       (2,340,210)
                     Class C ...................................................................       (2,190,061)       (4,298,932)
                     Class I ...................................................................       (3,535,653)       (6,691,826)
                     Class R ...................................................................          (70,183)          (85,901)
                                                                                                    -------------------------------
                  Net decrease in net assets resulting from dividends to shareholders ..........      (10,855,099)      (19,342,279)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                  Net decrease in net assets derived from capital share transactions ...........      (38,637,576)       (8,275,277)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Total decrease in net assets .................................................      (45,497,346)      (13,630,832)
                  Beginning of period ..........................................................      725,520,322       739,151,154
                                                                                                    -------------------------------
                  End of period* ...............................................................    $ 680,022,976     $ 725,520,322
                                                                                                    ===============================
                     * Accumulated distributions in excess of investment income--net ...........    $    (266,579)    $    (167,292)
                                                                                                    ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            11

Financial Highlights                             Merrill Lynch Low Duration Fund

                                                                                            Class A
                                                            ----------------------------------------------------------------------
                                                            For the Six                      For the Year Ended
                                                            Months Ended                           June 30,
The following per share data and ratios have been derived   December 31,     -----------------------------------------------------
from information provided in the financial statements.          2005           2005           2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ....  $  10.10        $  10.16       $  10.38       $  10.16       $  10.19
                                                             ---------------------------------------------------------------------
                  Investment income--net*** ...............       .16             .27            .29            .31            .34
                  Realized and unrealized gain (loss)--net       (.10)           (.05)          (.22)           .23            .12
                                                             ---------------------------------------------------------------------
                  Total from investment operations ........       .06             .22            .07            .54            .46
                                                             ---------------------------------------------------------------------
                  Less dividends and distributions:
                   Investment income--net .................      (.16)           (.28)          (.29)          (.32)          (.48)
                   Realized gain--net .....................        --              --             --             --           (.01)
                                                             ---------------------------------------------------------------------
                  Total dividends and distributions .......      (.16)           (.28)          (.29)          (.32)          (.49)
                                                             ---------------------------------------------------------------------
                  Net asset value, end of period ..........  $  10.00        $  10.10       $  10.16       $  10.38       $  10.16
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share ......       .61%@@         2.14%           .66%          5.36%          4.53%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets@
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver and reimbursement
                   and excluding reorganization expenses ..       .92%*           .93%           .89%           .95%           .83%
                                                             =====================================================================
                  Expenses ................................       .92%*           .93%           .89%          1.00%          1.02%
                                                             =====================================================================
                  Investment income--net ..................      3.17%*          2.69%          2.78%          3.03%          4.04%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)   $247,458        $235,886       $125,950       $152,780       $110,014
                                                             =====================================================================
                  Portfolio turnover of the Portfolio .....     27.53%          74.53%        107.13%        198.09%         70.92%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
@ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


12      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                            Class B
                                                            ----------------------------------------------------------------------
                                                            For the Six                       For the Year Ended
                                                            Months Ended                           June 30,
The following per share data and ratios have been derived   December 31,     -----------------------------------------------------
from information provided in the financial statements.          2005           2005           2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ....  $  10.08        $  10.14       $  10.37       $  10.14       $  10.18
                                                             ---------------------------------------------------------------------
                  Investment income--net*** ...............       .13             .20            .22            .24            .37
                  Realized and unrealized gain (loss)--net       (.10)           (.05)          (.23)           .24            .01
                                                             ---------------------------------------------------------------------
                  Total from investment operations ........       .03             .15           (.01)           .48            .38
                                                             ---------------------------------------------------------------------
                  Less dividends and distributions:
                   Investment income--net .................      (.13)           (.21)          (.22)          (.25)          (.41)
                   Realized gain--net .....................        --              --             --             --           (.01)
                                                             ---------------------------------------------------------------------
                  Total dividends and distributions .......      (.13)           (.21)          (.22)          (.25)          (.42)
                                                             ---------------------------------------------------------------------
                  Net asset value, end of period ..........  $   9.98        $  10.08       $  10.14       $  10.37       $  10.14
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share ......       .28%@@         1.46%          (.11%)         4.77%          3.75%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets@
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver and reimbursement
                   and excluding reorganization expenses ..      1.60%*          1.61%          1.56%          1.61%          1.48%
                                                             =====================================================================
                  Expenses ................................      1.60%*          1.61%          1.56%          1.66%          1.70%
                                                             =====================================================================
                  Investment income--net ..................      2.49%*          2.00%          2.12%          2.00%          3.75%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)   $ 77,014        $ 97,090       $130,802       $139,688       $ 64,457
                                                             =====================================================================
                  Portfolio turnover of the Portfolio .....     27.53%          74.53%        107.13%        198.09%         70.92%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
@ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            13

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                            Class C
                                                            ----------------------------------------------------------------------
                                                            For the Six                       For the Year Ended
                                                            Months Ended                           June 30,
The following per share data and ratios have been derived   December 31,     -----------------------------------------------------
from information provided in the financial statements.          2005           2005           2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ....  $  10.07        $  10.13       $  10.36       $  10.14       $  10.18
                                                             ---------------------------------------------------------------------
                  Investment income--net*** ...............       .13             .20            .22            .24            .35
                  Realized and unrealized gain (loss)--net       (.09)           (.05)          (.23)           .23            .03
                                                             ---------------------------------------------------------------------
                  Total from investment operations ........       .04             .15           (.01)           .47            .38
                                                             ---------------------------------------------------------------------
                  Less dividends and distributions:
                   Investment income--net .................      (.13)           (.21)          (.22)          (.25)          (.41)
                   Realized gain--net .....................        --              --             --             --           (.01)
                                                             ---------------------------------------------------------------------
                  Total dividends and distributions .......      (.13)           (.21)          (.22)          (.25)          (.42)
                                                             ---------------------------------------------------------------------
                  Net asset value, end of period ..........  $   9.98        $  10.07       $  10.13       $  10.36       $  10.14
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share ......       .38%@@         1.46%          (.11%)         4.68%          3.75%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets@
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver and reimbursement
                   and excluding reorganization expenses ..      1.60%*          1.60%          1.56%          1.61%          1.48%
                                                             =====================================================================
                  Expenses ................................      1.60%*          1.60%          1.56%          1.66%          1.68%
                                                             =====================================================================
                  Investment income--net ..................      2.50%*          2.01%          2.12%          2.37%          3.62%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)   $156,959        $179,290       $239,263       $263,066       $126,380
                                                             =====================================================================
                  Portfolio turnover of the Portfolio .....     27.53%          74.53%        107.13%        198.09%         70.92%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
@ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


14      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                            Class I
                                                            ----------------------------------------------------------------------
                                                            For the Six                       For the Year Ended
                                                            Months Ended                           June 30,
The following per share data and ratios have been derived   December 31,     -----------------------------------------------------
from information provided in the financial statements.          2005           2005           2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ....  $  10.10        $  10.16       $  10.39       $  10.17       $  10.21
                                                             ---------------------------------------------------------------------
                  Investment income--net*** ...............       .17             .30            .31            .31            .45
                  Realized and unrealized gain (loss)--net       (.08)           (.06)          (.23)           .25            .02
                                                             ---------------------------------------------------------------------
                  Total from investment operations ........       .09             .24            .08            .56            .47
                                                             ---------------------------------------------------------------------
                  Less dividends and distributions:
                   Investment income--net .................      (.18)           (.30)          (.31)          (.34)          (.50)
                   Realized gain--net .....................        --              --             --             --           (.01)
                                                             ---------------------------------------------------------------------
                  Total dividends and distributions .......      (.18)           (.30)          (.31)          (.34)          (.51)
                                                             ---------------------------------------------------------------------
                  Net asset value, end of period ..........  $  10.01        $  10.10       $  10.16       $  10.39       $  10.17
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share ......       .85%@@         2.39%           .81%          5.61%          4.68%
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets@
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver and reimbursement
                   and excluding reorganization expenses ..       .67%*           .69%           .65%           .70%           .58%
                                                             =====================================================================
                  Expenses ................................       .67%*           .69%           .65%           .75%           .78%
                                                             =====================================================================
                  Investment income--net ..................      3.42%*          2.93%          3.00%          3.29%          4.51%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)   $194,137        $208,777       $240,749       $182,654       $ 23,325
                                                             =====================================================================
                  Portfolio turnover of the Portfolio .....     27.53%          74.53%        107.13%        198.09%         70.92%
                                                             =====================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
***   Based on average shares outstanding.
@ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            15

Financial Highlights (concluded)                 Merrill Lynch Low Duration Fund

                                                                                      Class R
                                                               ------------------------------------------------------
                                                                                      For the              For the
                                                               For the Six           Year Ended            Period
                                                               Months Ended           June 30,          Jan. 3, 2003+
The following per share data and ratios have been derived      December 31,    ----------------------    to June 30,
from information provided in the financial statements.             2005          2005          2004          2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ......   $  10.08       $  10.14      $  10.37      $  10.29
                                                                -----------------------------------------------------
                  Investment income--net** ..................        .16            .18           .17           .18
                  Realized and unrealized gain (loss)--net ..       (.10)           .01          (.11)          .08
                                                                -----------------------------------------------------
                  Total from investment operations ..........        .06            .19           .06           .26
                                                                -----------------------------------------------------
                  Less dividends from investment income--net        (.15)          (.25)         (.29)         (.18)
                                                                -----------------------------------------------------
                  Net asset value, end of period ............   $   9.99       $  10.08      $  10.14      $  10.37
                                                                =====================================================
=====================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share ........        .58%@         1.88%          .56%         2.55%@
                                                                =====================================================
=====================================================================================================================
Ratios to Average Net Assets++
---------------------------------------------------------------------------------------------------------------------
                  Expenses, excluding reorganization expenses       1.17%*         1.19%         1.16%         1.19%*
                                                                =====================================================
                  Expenses ..................................       1.17%*         1.19%         1.16%         1.28%*
                                                                =====================================================
                  Investment income--net ....................       2.99%*         2.46%         2.42%         2.74%*
                                                                =====================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands) ..   $  4,455       $  4,477      $  2,387            --@@
                                                                =====================================================
                  Portfolio turnover of the Portfolio .......      27.53%         74.53%       107.13%       198.09%
                                                                =====================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
@     Aggregate total investment return.
@@    Amount is less than $1,000.

      See Notes to Financial Statements.


16      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Notes to Financial Statements                    Merrill Lynch Low Duration Fund

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at December 31, 2005 was 100%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A is sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans and investment programs. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1 (a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade-date basis.

2. Transactions with Affiliates:

The Company has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            17

Notes to Financial Statements (continued)        Merrill Lynch Low Duration Fund

distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ........................................      .25%               --
Class B ........................................      .25%              .65%
Class C ........................................      .25%              .65%
Class R ........................................      .25%              .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ........................................    $ 9,966              $52,502
Class I ........................................    $ 5,775              $ 7,995
--------------------------------------------------------------------------------

For the six months ended December 31, 2005, MLPF&S received contingent deferred sales charges of $97,293 and $15,851 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $985 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $38,637,576 and $8,275,277 for the six months ended December 31, 2005 and for the year ended June 30, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,760,066       $  37,783,497
Automatic conversion of shares .........             57,927             581,500
Shares issued to shareholders in
  reinvestment of dividends ............            341,634           3,427,773
                                              ---------------------------------
Total issued ...........................          4,159,627          41,792,770
Shares redeemed ........................         (2,778,436)        (27,907,323)
                                              ---------------------------------
Net increase ...........................          1,381,191       $  13,885,447
                                              =================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         17,336,740       $ 176,836,015
Automatic conversion of shares .........            175,765           1,785,466
Shares issued to shareholders in
  reinvestment of dividends ............            439,054           4,450,526
                                              ---------------------------------
Total issued ...........................         17,951,559         183,072,007
Shares redeemed ........................         (6,989,888)        (70,905,321)
                                              ---------------------------------
Net increase ...........................         10,961,671       $ 112,166,686
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            386,390       $   3,869,627
Shares issued to shareholders in
  reinvestment of dividends ............             74,894             750,002
                                              ---------------------------------
Total issued ...........................            461,284           4,619,629
                                              ---------------------------------
Automatic conversion of shares .........            (58,042)           (581,500)
Shares redeemed ........................         (2,320,677)        (23,245,468)
                                              ---------------------------------
Total redeemed .........................         (2,378,719)        (23,826,968)
                                              ---------------------------------
Net decrease ...........................         (1,917,435)      $ (19,207,339)
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,428,872       $  14,486,775
Shares issued to shareholders in
  reinvestment of dividends ............            146,594           1,485,026
                                              ---------------------------------
Total issued ...........................          1,575,466          15,971,801
                                              ---------------------------------
Automatic conversion of shares .........           (176,112)         (1,785,466)
Shares redeemed ........................         (4,666,441)        (47,275,320)
                                              ---------------------------------
Total redeemed .........................         (4,842,553)        (49,060,786)
                                              ---------------------------------
Net decrease ...........................         (3,267,087)      $ (33,088,985)
                                              =================================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,821,318       $  18,249,015
Shares issued to shareholders in
  reinvestment of dividends ............            164,183           1,643,501
                                              ---------------------------------
Total issued ...........................          1,985,501          19,892,516
Shares redeemed ........................         (4,049,790)        (40,549,050)
                                              ---------------------------------
Net decrease ...........................         (2,064,289)      $ (20,656,534)
                                              =================================


18      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Notes to Financial Statements (concluded)        Merrill Lynch Low Duration Fund

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,528,896       $  45,877,649
Shares issued to shareholders in
  reinvestment of dividends ............            298,884           3,026,777
                                              ---------------------------------
Total issued ...........................          4,827,780          48,904,426
Shares redeemed ........................        (10,637,836)       (107,717,469)
                                              ---------------------------------
Net decrease ...........................         (5,810,056)      $ (58,813,043)
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,290,737       $  12,966,053
Shares issued to shareholders in
  reinvestment of dividends ............            311,179           3,124,284
                                              ---------------------------------
Total issued ...........................          1,601,916          16,090,337
Shares redeemed ........................         (2,864,385)        (28,770,464)
                                              ---------------------------------
Net decrease ...........................         (1,262,469)      $ (12,680,127)
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,011,080       $  40,763,412
Shares issued to shareholders in
  reinvestment of dividends ............            544,115           5,526,158
                                              ---------------------------------
Total issued ...........................          4,555,195          46,289,570
Shares redeemed ........................         (7,575,842)        (76,949,280)
                                              ---------------------------------
Net decrease ...........................         (3,020,647)      $ (30,659,710)
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            229,962       $   2,301,194
Share issued to shareholders in
  reinvestment of dividends ............              7,261              72,720
                                              ---------------------------------
Total issued ...........................            237,223           2,373,914
Shares redeemed ........................           (235,278)         (2,352,937)
                                              ---------------------------------
Net increase ...........................              1,945       $      20,977
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended June 30, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            543,812       $   5,499,643
Shares issued to shareholders in
  reinvestment of dividends ............              8,336              84,341
                                              ---------------------------------
Total issued ...........................            552,148           5,583,984
Shares redeemed ........................           (343,231)         (3,464,209)
                                              ---------------------------------
Net increase ...........................            208,917       $   2,119,775
                                              =================================

4. Capital Loss Carryforward:

On June 30, 2005, the Fund had a net capital loss carryforward of $19,263,407, of which $2,721,252 expires in 2007, $6,549,324 expires in 2008, $1,140,537 expires in 2009, $971,617 expires in 2011, $1,630,307 expires in 2012 and
$6,250,370 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

Portfolio Information as of December 31, 2005      Low Duration Master Portfolio

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Corporate Bonds .................................................          32.2%
Non-Government Agency Mortgage-Backed Securities ................          19.2
Government Agency Mortgage-Backed Securities ....................          12.7
Government & Agency Obligations .................................           9.2
Asset-Backed Securities .........................................           7.9
Preferred Securities ............................................           2.1
Other* ..........................................................          16.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            19

Schedule of Investments       Low Duration Master Portfolio    (in U.S. dollars)

          Face
        Amount    Asset-Backed Securities+                                  Value
====================================================================================
                  California Infrastructure Series 1997-1:
   $   416,166        PG&E-1 Class A7, 6.42% due 9/25/2008              $    419,317
       384,126        SCE-1 Class A6, 6.38% due 9/25/2008                    387,255
     4,100,000    Capital One Auto Finance Trust Series 2003-A
                    Class A4A, 2.47% due 1/15/2010                         4,026,397
     6,600,000    Chase Credit Card Master Trust Series 2003-1
                    Class C, 5.469% due 4/15/2008 (a)                      6,602,707
     2,589,585    Chase Funding Mortgage Loan Asset-Backed
                    Certificates Series 1999-4 Class IA6,
                    7.407% due 9/25/2011                                   2,600,073
                  Chase Manhattan Auto Owner Trust Class CTFS:
     1,066,013        Series 2002-B, 4.24% due 1/15/2009                   1,065,473
     1,162,085        Series 2003-A, 2.04% due 12/15/2009                  1,137,687
        47,745    Cityscape Home Equity Loan Trust Series 1996-4
                    Class A10, 7.40% due 9/25/2027 (b)                        47,600
     2,014,107    First Franklin Mortgage Loan Asset-Backed
                    Certificates Series 2003-FF5 Class A2,
                    4.739% due 3/25/2034 (a)                               2,015,419
     8,500,000    First National Master Note Trust Series 2003-2
                    Class C, 3.70% due 4/15/2009                           8,404,365
     1,122,144    GMAC Mortgage Corp. Loan Trust Series 2003-HE2
                    Class A2, 3.14% due 6/25/2025                          1,115,260
       348,039    Ikon Receivables Series 2003-1 Class A3B,
                    2.33% due 12/15/2007                                     346,866
     4,100,000    MBNA Credit Card Master Note Trust Series 2001-C3
                    Class C3, 6.55% due 12/15/2008                         4,137,405
    10,550,000    Residential Asset Mortgage Products, Inc.
                    Series 2003-RZ3 Class A6, 3.40% due 3/25/2033         10,138,806
                  WFS Financial Owner Trust:
       699,558        Series 2003-2 Class B, 2.48% due 12/20/2010            691,311
     3,471,289        Series 2003-4 Class B, 2.73% due 5/20/2011           3,403,485
    10,800,000        Series 2004-4 Class A4, 3.44% due 5/17/2012         10,507,715
       650,812    Whole Auto Loan Trust Series 2004-1 Class D,
                    5.60% due 3/15/2011                                      648,849
------------------------------------------------------------------------------------
                  Total Asset-Backed Securities
                  (Cost--$58,573,673)--8.5%                               57,695,990
====================================================================================

====================================================================================
                  Government & Agency Obligations
====================================================================================
     4,530,000    Fannie Mae, 4% due 2/28/2007                             4,490,748
                  U.S. Treasury Notes:
     9,940,000        3.625% due 4/30/2007                                 9,835,938
    50,000,000        4% due 8/31/2007 (i)                                49,667,950
     2,900,000        2.625% due 5/15/2008 (d)                             2,785,813
------------------------------------------------------------------------------------
                  Total Government & Agency Obligations
                  (Cost--$67,571,751)--9.8%                               66,780,449
====================================================================================

====================================================================================
                  Government Agency
                  Mortgage-Backed Securities+
====================================================================================
                  Fannie Mae Guaranteed Pass-Through Certificates:
       541,332        6.50% due 8/01/2032 - 9/01/2032                        556,380
     5,398,234        8% due 7/01/2027 - 11/01/2032                        5,765,610
                  Fannie Mae Trust:
     8,500,000        Series 2003-17 Class QR, 4.5% due 11/25/2025         8,444,719
     4,256,235        Series 2003-48 Class HA, 4% due 3/25/2017            4,128,440
     5,103,614        Series 2003-48 Class HA, 3.5% due 11/25/2017         4,872,777
    30,798,334    Freddie Mac Mortgage Participation Certificates,
                    5% due 9/01/2019 - 5/01/2020                          30,503,955
                  Freddie Mac Multiclass Certificates:
     3,559,448        Series 2590 Class XR, 3.25% due 12/15/2013           3,434,859
     7,749,337        Series 2651 Class GA, 2.75% due 7/15/2018            7,172,150
     9,119,314        Series 2673 Class ML, 4% due 12/15/2022              8,963,131
     6,496,250        Series 2677 Class HB, 4% due 3/15/2014               6,307,820
                  Ginnie Mae Trust:
     3,340,705        Series 2002-83 Class A, 3.313% due 4/16/2017         3,256,457
    87,808,353        Series 2002-94 Class XB, 2.349%
                        due 11/16/2007 (a)(c)                              1,215,768
     7,853,159        Series 2005-9 Class A, 4.026% due 5/16/2022          7,667,107
------------------------------------------------------------------------------------
                  Total Government Agency Mortgage-Backed
                  Securities (Cost--$94,960,005)--13.5%                   92,289,173
====================================================================================

====================================================================================
                  Non-Government Agency
                  Mortgage-Backed Securities+
====================================================================================
Collateralized Mortgage Obligations--15.3%
                  Ameriquest Mortgage Securities, Inc.
                    Series 2004-FR1:
       141,985        Class A3, 2.65% due 5/25/2034                          141,529
    11,000,000        Class A5, 4.455% due 5/25/2034                      10,878,281
       131,703    BlackRock Capital Finance LP Series 1997-R2
                    Class AP, 6.993% due 12/25/2035 (a)(b)                   131,782
     5,192,432    COMM Series 2004-LB4A Class A1, 3.566%
                    due 10/15/2037                                         5,084,078
     4,331,343    CS First Boston Mortgage Securities Corp. Series
                    2004-C3 Class A2, 3.913% due 7/15/2036                 4,240,512
     1,250,000    Capital Auto Receivables Asset Trust Series 2004-2
                    Class D, 5.82% due 5/15/2012 (b)                       1,240,176
                  Countrywide Asset-Backed Certificates (a):
     3,200,000        Series 2004-12 Class AF2, 3.631% due 5/25/2024       3,165,224
    10,500,000        Series 2004-13 Class AF3, 3.989% due 12/25/2034     10,387,439
     9,750,000    First Horizon Asset Backed Securities Trust Series
                    2004-HE4 Class A2, 4.07% due 7/25/2019                 9,510,103
     5,908,000    GSAA Home Equity Trust Series 2005-12 Class AF2,
                    4.972% due 9/25/2035 (a)                               5,908,000
     7,500,000    GSAA Trust Series 2004-10 Class AF2, 4.22%
                    due 8/25/2034 (a)                                      7,428,418


20      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

                               Low Duration Master Portfolio   (in U.S. dollars)

          Face    Non-Government Agency
        Amount    Mortgage-Backed Securities+                               Value
====================================================================================
Collateralized Mortgage Obligations (concluded)
   $ 7,730,793    JPMorgan Mortgage Trust Series 2005-A6
                    Class 7A1, 4.995% due 8/25/2035 (a)                 $  7,642,435
     6,922,013    LB-UBS Commercial Mortgage Trust Series 2004-C7
                    Class A1, 3.625% due 10/15/2029                        6,745,809
       370,011    Ocwen Residential MBS Corp. Series 1998-R2
                    Class AP, 6.803% due 11/25/2034 (a)(b)                   347,810
                  Popular ABS Mortgage Pass-Through Trust (a):
     4,520,000        Series 2004-5 Class AF2, 3.735% due 12/25/2034       4,463,075
     3,500,000        Series 2005-1 Class AF3, 4.142% due 5/25/2035        3,430,805
     6,191,786    Residential Accredit Loans, Inc. Series 2005-QS12
                    Class A8, 4.729% due 8/25/2035 (a)                     6,183,209
        37,534    Salomon Brothers Mortgage Securities
                    Series 1986-1 Class A, 6% due 12/25/2011                  37,417
                  Structured Mortgage Asset Residential Trust:
         6,616        Series 1991-1 Class H, 8.25% due 6/25/2022               6,667
         2,928        Series 1992-3A Class AA, 8% due 10/25/2007               2,951
        77,333    Walsh Acceptance Series 1997-2 Class A, 6.379%
                    due 3/01/2027 (a)                                         37,120
                  Washington Mutual (a):
        51,431        Series 2000-1 Class B1, 8.379% due 1/25/2040 (b)        51,463
    17,670,284        Series 2004-AR3 Class A1, 3.918% due 6/25/2034      17,021,788
                                                                        ------------
                                                                         104,086,091
------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities--2.0%
     1,393,419    Bank of America Commercial Mortgage, Inc. Series
                    2000-1 Class A1A, 7.109% due 11/15/2008                1,431,332
     4,819,558    Bank of America Mortgage Securities Series
                    2003-J Class 2A1, 4.108% due 11/25/2033 (a)            4,727,958
       152,366    First Union National Bank--Bank of America
                    Commercial Mortgage Trust Series 2001-C1
                    Class A1, 5.71% due 3/15/2033                            152,826
     7,625,684    Greenwich Capital Commercial Funding Corp. Series
                    2004-GG1 Class A2, 3.835% due 6/10/2036                7,482,035
                                                                        ------------
                                                                          13,794,151
------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities (c)--3.3%
    81,673,710    CS First Boston Mortgage Securities Corp.
                    Series 2003-CPN1 Class ASP, 1.584%
                    due 3/15/2035 (a)                                      3,748,219
    28,440,215    Greenwich Capital Commercial Funding Corp. Series
                    2002-C1 Class XP, 2.059% due 1/11/2035 (a)             2,157,512
    78,251,515    LB-UBS Commercial Mortgage Trust Series
                    2002-C4 Class XCP, 1.475% due 10/15/2035 (a)           3,439,639
                  National Collegiate Student Loan Trust Class AIO:
    16,400,000        Series 2005-2, 7.73% due 3/25/2012                   4,817,500
    33,292,725        Series 2005-GT1, 6.75% due 12/25/2009                7,940,814
                                                                        ------------
                                                                          22,103,684
------------------------------------------------------------------------------------
                  Total Non-Government Agency
                  Mortgage-Backed Securities
                  (Cost--$142,681,988)--20.6%                            139,983,926
====================================================================================

====================================================================================
                  Corporate Bonds
====================================================================================
Aerospace & Defense--0.4%
     1,250,000    Goodrich Corp., 6.45% due 4/15/2008                      1,285,351
     1,700,000    Raytheon Co., 6.75% due 8/15/2007                        1,741,599
                                                                        ------------
                                                                           3,026,950
====================================================================================
Airlines--0.4%
       707,743    American Airlines, Inc. Series 2003-1, 3.857%
                    due 1/09/2012                                            682,159
     1,862,990    Systems 2001 Asset Trust Pass Through Trusts,
                    6.664% due 9/15/2013 (b)                               1,982,500
                                                                        ------------
                                                                           2,664,659
====================================================================================
Automobiles--0.5%
     3,400,000    DaimlerChrysler NA Holding Corp., 4.75%
                    due 1/15/2008                                          3,368,982
====================================================================================
Beverages--0.1%
       850,000    Coca-Cola Enterprises, Inc., 5.375% due 8/15/2006          852,991
====================================================================================
Biotechnology--0.3%
     1,800,000    Amgen, Inc., 4% due 11/18/2009                           1,745,482
====================================================================================
Capital Markets--1.3%
     1,070,000    The Bank of New York Co., Inc., 3.80% due 2/01/2008      1,047,705
     2,400,000    The Bear Stearns Cos., Inc., 7.80% due 8/15/2007         2,506,860
     1,000,000    Credit Suisse First Boston USA, Inc., 4.70%
                    due 6/01/2009                                            991,939
     2,220,000    Goldman Sachs Group, Inc., 4.125% due 1/15/2008          2,185,919
     2,510,000    Lehman Brothers Holdings, Inc., 3.60% due 3/13/2009      2,415,325
                                                                        ------------
                                                                           9,147,748
====================================================================================
Chemicals--0.3%
     1,165,000    Potash Corp. of Saskatchewan Inc., 7.125%
                    due 6/15/2007                                          1,198,057
       500,000    Praxair, Inc., 6.625% due 10/15/2007                       515,802
                                                                        ------------
                                                                           1,713,859
====================================================================================
Commercial Banks--3.3%
     3,000,000    Bank of America Corp., 4.75% due 10/15/2006              2,999,004
     2,050,000    First Tennessee Bank NA, 5.316% due 12/08/2008           2,050,348
     2,000,000    FleetBoston Financial Corp., 3.85% due 2/15/2008         1,960,506
     2,425,000    HBOS Treasury Services Plc, 3.50% due 11/30/2007 (b)     2,366,524
     3,500,000    Keycorp, 4.394% due 7/23/2007 (a)                        3,508,029
     2,425,000    PNC Funding Corp., 4.20% due 3/10/2008                   2,389,015
                  Popular North America, Inc.:
     1,545,000        5.20% due 12/12/2007                                 1,543,506
       670,000        3.875% due 10/01/2008                                  647,496
     1,260,000    Sovereign Bank, 4% due 2/01/2008                         1,235,260
     2,500,000    US Bank NA, 4.125% due 3/17/2008                         2,470,110
     1,500,000    Wachovia Corp., 6.15% due 3/15/2009                      1,555,221
                                                                        ------------
                                                                          22,725,019
====================================================================================
Commercial Services & Supplies--0.5%
     3,300,000    Cendant Corp., 4.89% due 8/17/2006                       3,264,855
====================================================================================


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            21

                               Low Duration Master Portfolio   (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                           Value
====================================================================================
Communications Equipment--0.2%
   $ 1,250,000    Harris Corp., 6.35% due 2/01/2028                     $  1,306,447
====================================================================================
Consumer Finance--1.1%
     1,310,000    Capital One Bank, 4.875% due 5/15/2008                   1,304,668
     3,500,000    HSBC Finance Corp., 4.125% due 12/15/2008                3,417,596
     3,060,000    MBNA Corp., 5.625% due 11/30/2007                        3,097,739
                                                                        ------------
                                                                           7,820,003
====================================================================================
Containers & Packaging--0.6%
     3,950,000    Bemis Co., 6.50% due 8/15/2008                           4,086,508
====================================================================================
Diversified Financial Services--3.6%
     5,000,000    Ford Motor Credit Co., 6.875% due 2/01/2006              4,989,250
     2,700,000    General Electric Capital Corp. Series A, 3.75%
                    due 12/15/2009                                         2,590,434
     1,210,000    General Motors Acceptance Corp., 6.125% due 8/28/2007    1,121,642
     2,970,000    JPMorgan Chase & Co., 5.25% due 5/30/2007                2,983,457
                  Links Finance Corp. (a):
     1,500,000        4.741% due 9/15/2010                                 1,499,789
     1,500,000        Series 54, 4.12% due 9/15/2010                       1,499,789
     1,500,000        Series 55, 4.741% due 9/15/2010                      1,496,773
                  Sigma Finance Corp. (a)(e):
     5,500,000        6.84% due 8/15/2011                                  5,500,000
     2,700,000        6.927% due 3/31/2014                                 2,730,062
                                                                        ------------
                                                                          24,411,196
====================================================================================
Diversified Telecommunication Services--2.5%
     1,960,000    BellSouth Corp., 4.465% due 11/15/2007 (a)               1,963,422
     2,500,000    Deutsche Telekom International Finance BV,
                    3.875% due 7/22/2008                                   2,441,790
     2,500,000    France Telecom SA, 7.45% due 3/01/2006                   2,510,027
     1,810,000    SBC Communications, Inc., 4.125% due 9/15/2009           1,747,778
     1,500,000    TELUS Corp., 7.50% due 6/01/2007                         1,548,953
     2,250,000    Telecom Italia Capital SA, 4% due 11/15/2008             2,182,034
                  Verizon Global Funding Corp.:
     1,250,000        7.60% due 3/15/2007                                  1,285,300
     3,225,000        4% due 1/15/2008                                     3,162,890
                                                                        ------------
                                                                          16,842,194
====================================================================================
Electric Utilities--2.3%
     1,485,000    American Electric Power Co., Inc., 4.709%
                    due 8/16/2007                                          1,475,803
     1,615,000    CC Funding Trust I, 6.90% due 2/16/2007                  1,646,065
     2,430,000    Entergy Gulf States, Inc., 3.60% due 6/01/2008           2,336,734
     1,700,000    FirstEnergy Corp., 5.50% due 11/15/2006                  1,706,110
     3,330,000    National Rural Utilities Cooperative Finance Corp.,
                    3.25% due 10/01/2007                                   3,236,077
     1,970,000    Pepco Holdings, Inc., 5.50% due 8/15/2007                1,981,922
     2,500,000    Southern California Edison Co., 4.43%
                    due 1/13/2006 (a)                                      2,499,913
       685,000    Xcel Energy, Inc., 3.40% due 7/01/2008                     660,155
                                                                        ------------
                                                                          15,542,779
====================================================================================
Food Products--0.5%
     3,415,000    Cadbury Schweppes US Finance LLC, 3.875%
                    due 10/01/2008 (b)                                     3,316,378
====================================================================================
Gas Utilities--1.1%
     1,495,000    KeySpan Corp., 4.90% due 5/16/2008                       1,494,408
     4,040,000    Nisource Finance Corp., 4.95% due 11/23/2009 (a)         4,052,665
     2,070,000    Panhandle Eastern Pipe Line Series B, 2.75%
                    due 3/15/2007                                          2,012,837
                                                                        ------------
                                                                           7,559,910
====================================================================================
Health Care Providers & Services--0.3%
     1,940,000    WellPoint, Inc., 3.75% due 12/14/2007                    1,896,913
====================================================================================
Hotels, Restaurants & Leisure--0.9%
     1,000,000    Carnival Corp., 3.75% due 11/15/2007                       977,524
     2,420,000    Harrah's Operating Co., Inc., 7.125% due 6/01/2007       2,481,410
     1,800,000    Hilton Hotels Corp., 7.95% due 4/15/2007                 1,856,966
       915,000    Mandalay Resort Group, 6.45% due 2/01/2006                 915,000
                                                                        ------------
                                                                           6,230,900
====================================================================================
Household Durables--1.1%
     1,095,000    Centex Corp., 4.50% due 8/01/2007 (a)                    1,094,539
     4,075,000    DR Horton, Inc., 7.50% due 12/01/2007                    4,230,685
     2,420,000    Pulte Homes, Inc., 4.875% due 7/15/2009                  2,370,598
                                                                        ------------
                                                                           7,695,822
====================================================================================
Industrial Conglomerates--0.5%
                  Tyco International Group SA:
     3,000,000        6.375% due 2/15/2006                                 3,004,899
       500,000        6.125% due 11/01/2008                                  510,388
                                                                        ------------
                                                                           3,515,287
====================================================================================
Insurance--2.0%
     1,570,000    AON Corp., 6.95% due 1/15/2007                           1,596,191
     1,960,000    Hartford Financial Services Group, Inc., 4.70%
                    due 9/01/2007                                          1,948,499
       565,000    Marsh & McLennan Cos., Inc., 5.15% due 9/15/2010           561,243
       385,000    Monumental Global Funding II, 3.85% due 3/03/2008 (b)      376,722
     2,490,000    The Phoenix Cos., Inc., 6.675% due 2/16/2008             2,513,314
     1,470,000    Protective Life Secured Trust, 3.66% due 1/14/2008 (a)   1,471,740
                  Prudential Financial, Inc.:
     3,200,000        4.104% due 11/15/2006                                3,178,982
       500,000        3.75% due 5/01/2008                                    487,356
     1,250,000    The St. Paul Travelers Cos., Inc., 5.01%
                    due 8/16/2007                                          1,249,408
                                                                        ------------
                                                                          13,383,455
====================================================================================
Machinery--0.1%
       360,000    Timken Co., 6.75% due 8/21/2006                            361,296
====================================================================================
Media--2.8%
     2,420,000    Clear Channel Communications, Inc., 4.625%
                    due 1/15/2008                                          2,386,802
                  Comcast Cable Communications:
     1,440,000        6.375% due 1/30/2006                                 1,441,771
     2,600,000        8.375% due 5/01/2007                                 2,711,309
     1,200,000        6.20% due 11/15/2008                                 1,231,844
     1,815,000    Cox Communications, Inc., 7.75% due 8/15/2006            1,841,076
     2,600,000    Media General, Inc., 6.95% due 9/01/2006                 2,620,504
     1,220,000    News America, Inc., 6.75% due 1/09/2038                  1,289,963
     2,000,000    Time Warner Companies, Inc., 8.18% due 8/15/2007         2,092,060
     3,545,000    Time Warner, Inc., 6.15% due 5/01/2007                   3,588,990
                                                                        ------------
                                                                          19,204,319
====================================================================================


22      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

                               Low Duration Master Portfolio   (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                           Value
====================================================================================
Metals & Mining--0.4%
   $ 2,745,000    Textron Financial Corp., 2.75% due 6/01/2006          $  2,724,094
====================================================================================
Multi-Utilities--1.4%
       400,000    Ameren Corp., 4.263% due 5/15/2007                         394,270
                  Dominion Resources, Inc.:
     1,010,000        Series B, 4.64% due 5/15/2006 (a)                    1,010,892
     2,000,000        Series D, 5.125% due 12/15/2009                      1,994,154
     2,500,000    PSEG Power LLC, 6.875% due 4/15/2006                     2,512,948
     4,040,000    Sempra Energy, 4.621% due 5/17/2007                      4,011,369
                                                                        ------------
                                                                           9,923,633
====================================================================================
Multiline Retail--0.1%
       600,000    Target Corp., 5.40% due 10/01/2008                         609,767
====================================================================================
Oil, Gas & Consumable Fuels--1.6%
     2,500,000    Burlington Resources Finance Co., 5.60%
                    due 12/01/2006                                         2,512,312
     1,600,000    Conoco Funding Co., 5.45% due 10/15/2006                 1,606,264
     2,250,000    Midamerican Energy Holdings Co., 4.625%
                    due 10/01/2007                                         2,233,739
       814,583    Pemex Finance Ltd., 8.45% due 2/15/2007                    825,686
     3,430,000    Pemex Project Funding Master Trust, 5.791%
                    due 6/15/2010 (a)(b)                                   3,550,050
                                                                        ------------
                                                                          10,728,051
====================================================================================
Pharmaceuticals--0.2%
     1,500,000    Abbott Laboratories, 5.625% due 7/01/2006                1,506,969
====================================================================================
Real Estate--0.7%
                  Nationwide Health Properties, Inc.:
     1,400,000        7.60% due 11/20/2028                                 1,591,015
     1,400,000        6.59% due 7/07/2038                                  1,463,224
     2,000,000    Westfield Capital Corp. Ltd., 4.56%
                    due 11/02/2007 (a)(b)                                  2,004,810
                                                                        ------------
                                                                           5,059,049
====================================================================================
Road & Rail--1.2%
     6,800,000    CSX Corp., 7.45% due 5/01/2007                           7,009,025
       870,000    Norfolk Southern Corp., 7.35% due 5/15/2007                897,798
                                                                        ------------
                                                                           7,906,823
====================================================================================
Software--0.3%
     2,015,000    Computer Associates International, Inc., 4.75%
                    due 12/01/2009 (b)                                     1,964,861
====================================================================================
Thrifts & Mortgage Finance--1.0%
     2,150,000    Countrywide Home Loans, Inc., 4.25% due 12/19/2007       2,120,070
     1,450,000    Golden West Financial Corp., 5.50% due 8/08/2006         1,455,861
     3,325,000    Washington Mutual, Inc., 5.625% due 1/15/2007            3,343,314
                                                                        ------------
                                                                           6,919,245
====================================================================================
Wireless Telecommunication Services--0.8%
     5,200,000    Sprint Capital Corp., 6% due 1/15/2007                   5,250,851
------------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost--$235,981,640)--34.4%                            234,277,295
====================================================================================

====================================================================================
Preferred Securities
------------------------------------------------------------------------------------

        Shares
          Held    Preferred Stocks
====================================================================================
Diversified Financial Services--0.3%
        17,700    CIT Group, Inc. Series B, 5.189%                         1,780,510
------------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost--$1,770,000)--0.3%                                 1,780,510
====================================================================================

          Face
        Amount    Trust Preferreds
====================================================================================
Aerospace & Defense--1.2%
     8,490,000    RC Trust I, 7% due 5/15/2006                             8,465,545
====================================================================================
Electric Utilities--0.8%
     5,120,000    PPL Capital Funding Trust I, 7.29% due 5/18/2006         5,151,078
------------------------------------------------------------------------------------
                  Total Trust Preferreds
                  (Cost--$13,776,385)--2.0%                               13,616,623
====================================================================================
                  Total Preferred Securities
                  (Cost--$15,546,385)--2.3%                               15,397,133
====================================================================================

====================================================================================
                  Short-Term Securities
====================================================================================
Commercial Paper*
    25,074,000    Fairway Finance Co., LLC, 4.32% due 1/20/2006           25,022,849
    30,000,000    Rabobank USA Financial Corp., 4.26% due 1/03/2006       30,000,000
                                                                        ------------
                                                                          55,022,849
====================================================================================
Time Deposits
       182,528    Brown Brothers Harriman & Co., 3.30% due 1/03/2006         182,528
====================================================================================
U.S. Government Agency Obligations*
    15,600,000    Federal Home Loan Bank System, 3.30% due 1/03/2006      15,600,000
====================================================================================

    Beneficial
      Interest
====================================================================================
   $51,375,000    Merrill Lynch Liquidity Series, LLC
                   Money Market Series (f)(g)                             51,375,000
------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$122,180,377)--17.9%                            122,180,377
====================================================================================
                  Total Investments
                  (Cost--$737,495,819)--107.0%                           728,604,343
====================================================================================

====================================================================================
     Number of
     Contracts    Options Written
====================================================================================
Call Options Written--(0.0%)
            67++  Pay a fixed rate of 4.25% and receive a floating
                    rate based on 3-month LIBOR, expiring
                    January 2006, Broker UBS Warburg (h)                     (13,400)
====================================================================================
Put Options Written--(0.1%)
            67++  Receive a fixed rate of 4.25% and pay a floating
                    rate based on 3-month LIBOR, expiring
                    January 2006, Broker UBS Warburg (h)                    (422,100)
------------------------------------------------------------------------------------
                  Total Options Written
                  (Premiums Received--$262,975)--(0.1%)                     (435,500)
====================================================================================
Total Investments, Net of Options Written
(Cost--$737,232,844**)--106.9%                                           728,168,843

Liabilities in Excess of Other Assets--(6.9%)                            (47,016,771)
                                                                        ------------
Net Assets--100.0%                                                      $681,152,072
                                                                        ============


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            23

Schedule of Investments (concluded)
                               Low Duration Master Portfolio   (in U.S. dollars)

* Commercial Paper and certain Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $737,227,325
                                                                   ============
      Gross unrealized appreciation ...........................    $    720,593
      Gross unrealized depreciation ...........................      (9,779,075)
                                                                   ------------
      Net unrealized depreciation .............................    $ (9,058,482)
                                                                   ============

+ Asset-backed and mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
++    One contract represents a notional amount of $1,000,000.
(a)   Floating rate note.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)   Represents the interest only portion of a mortgage-backed obligation.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e) Restricted securities as to resale, representing 1.2% of net assets, were as follows:

      --------------------------------------------------------------------------
                                     Acquisition
      Issue                             Date            Cost            Value
      --------------------------------------------------------------------------
      Sigma Finance Corp.:
        6.84% due 8/15/2011           2/13/2005      $5,500,000       $5,500,000
        6.927% due 3/31/2014          3/26/2005       2,700,000        2,730,062
      --------------------------------------------------------------------------
      Total                                          $8,200,000       $8,230,062
                                                     ===========================

(f) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                            $51,375,000       $51,368
      --------------------------------------------------------------------------

(g)   Security was purchased with the cash proceeds from securities loans.
(h) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.
(i)   Security, or a portion of security, is on loan.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration         Face       Unrealized
      Contracts        Issue              Date            Value     Depreciation
      --------------------------------------------------------------------------
        1,150      Two-Year U.S.
                   Treasury Note       March 2006     $236,303,224    $(337,599)
      --------------------------------------------------------------------------
      Total                                                           $(337,599)
                                                                      =========

o     Financial futures contracts sold as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration         Face       Unrealized
      Contracts        Issue              Date            Value     Depreciation
      --------------------------------------------------------------------------
        1,276      Five-Year U.S.
                   Treasury Note       March 2006     $135,486,933    $(207,692)
      --------------------------------------------------------------------------
      Total                                                           $(207,692)
                                                                      =========

o     Swaps outstanding as of December 31, 2005 were as follows:

      ------------------------------------------------------------------------------------
                                                                              Unrealized
                                                            Notional         Appreciation
                                                             Amount         (Depreciation)
      ------------------------------------------------------------------------------------
      Bought credit default protection on Aon Corp.
        and pay 0.37%
      Broker, Morgan Stanley Capital Services Inc.
        Expires January 2007                             $ 1,725,000             $ (5,434)
      Pay a fixed rate of 2.8025% and receive a
        floating rate based on 3-month LIBOR
      Broker, JPMorgan Chase Bank
        Expires January 2007                             $ 1,725,000               35,125
      Sold credit default protection on WFS Financial
        Owner Trust Series 2003-2 Class C and
        receive 0.41%
      Broker, Morgan Stanley Capital Services Inc.
        Expires December 2010                            $ 2,718,133                3,028
      Receive a floating rate based on 1-month
        LIBOR plus 0.47%, which is capped at a fixed
        coupon of 6% and pay a floating rate
        based on 1-month LIBOR
      Broker, Credit Suisse First Boston International
        Expires June 2011                                $37,500,000              (58,013)
      ------------------------------------------------------------------------------------
      Total                                                                      $(25,294)
                                                                                 ========

      See Notes to Financial Statements.


24      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Statement of Assets and Liabilities                Low Duration Master Portfolio

As of December 31, 2005
==========================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------
                  Investments in unaffiliated securities, at value (including securities
                   loaned of $49,667,500) (identified cost--$686,120,819) ..............                     $ 677,229,343
                  Investments in affiliated securities, at value
                   (identified cost--$51,375,000) ......................................                        51,375,000
                  Unrealized appreciation on swaps .....................................                            38,153
                  Cash .................................................................                             1,706
                  Receivables:
                     Interest ..........................................................    $   5,390,722
                     Contributions .....................................................        1,384,965
                     Securities lending ................................................           11,599
                     Paydowns ..........................................................            6,542
                     Swaps .............................................................            1,798
                     Securities sold ...................................................            1,674        6,797,300
                                                                                            -------------
                  Prepaid expenses and other assets ....................................                             2,982
                                                                                                             -------------
                  Total assets .........................................................                       735,444,484
                                                                                                             -------------
==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
                  Collateral on securities loaned, at value ............................                        51,375,000
                  Unrealized depreciation on swaps .....................................                            63,447
                  Options written, at value (premiums received--$262,975) ..............                           435,500
                  Payables:
                     Withdrawals .......................................................        2,205,727
                     Investment adviser ................................................          113,921
                     Variation margin ..................................................           30,030
                     Other affiliates ..................................................            7,440
                     Swaps .............................................................              949        2,358,067
                                                                                            -------------
                  Accrued expenses and other liabilities ...............................                            60,398
                                                                                                             -------------
                  Total liabilities ....................................................                        54,292,412
                                                                                                             -------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                  Net assets ...........................................................                     $ 681,152,072
                                                                                                             =============
==========================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------
                  Investor's capital ...................................................                     $ 690,786,658
                  Unrealized depreciation--net .........................................                        (9,634,586)
                                                                                                             -------------
                  Net Assets ...........................................................                     $ 681,152,072
                                                                                                             =============

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            25

Statement of Operations                            Low Duration Master Portfolio

For the Six Months Ended December 31, 2005
==========================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------
                  Interest .............................................................                     $  14,564,478
                  Dividends ............................................................                            84,715
                  Securities lending--net ..............................................                            51,368
                                                                                                             -------------
                  Total income .........................................................                        14,700,561
                                                                                                             -------------
==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
                  Investment advisory fees .............................................    $     754,631
                  Accounting services ..................................................          143,258
                  Professional fees ....................................................           29,014
                  Custodian fees .......................................................           28,397
                  Trustees' fees and expenses ..........................................           15,665
                  Pricing fees .........................................................           11,539
                  Printing and shareholder reports .....................................            1,524
                  Other ................................................................           14,848
                                                                                            -------------
                  Total expenses .......................................................                           998,876
                                                                                                             -------------
                  Investment income--net ...............................................                        13,701,685
                                                                                                             -------------
==========================================================================================================================
Realized & Unrealized Loss--Net
--------------------------------------------------------------------------------------------------------------------------
                  Realized loss on:
                     Investments--net ..................................................       (1,553,793)
                     Futures contracts and swaps--net ..................................         (745,673)      (2,299,466)
                                                                                            -------------
                  Change in unrealized appreciation/depreciation on:
                     Investments--net ..................................................       (3,768,609)
                     Futures contracts and swaps--net ..................................         (519,883)
                     Options written--net ..............................................         (172,525)      (4,461,017)
                                                                                            ------------------------------
                  Total realized and unrealized loss--net ..............................                        (6,760,483)
                                                                                                             -------------
                  Net Increase in Net Assets Resulting from Operations .................                     $   6,941,202
                                                                                                             =============

      See Notes to Financial Statements.


26      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Statements of Changes in Net Assets                Low Duration Master Portfolio

                                                                                             For the Six        For the
                                                                                             Months Ended      Year Ended
                                                                                             December 31,       June 30,
Increase (Decrease) in Net Assets:                                                               2005             2005
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
                  Investment income--net ...............................................    $  13,701,685    $  25,892,730
                  Realized loss--net ...................................................       (2,299,466)      (5,914,342)
                  Change in unrealized appreciation/depreciation--net ..................       (4,461,017)         760,100
                                                                                            ------------------------------
                  Net increase in net assets resulting from operations .................        6,941,202       20,738,488
                                                                                            ------------------------------
==========================================================================================================================
Capital Transactions
--------------------------------------------------------------------------------------------------------------------------
                  Proceeds from contributions ..........................................       75,169,386      298,036,322
                  Fair value of withdrawals ............................................     (127,492,745)    (332,264,392)
                                                                                            ------------------------------
                  Net decrease in net assets derived from capital transactions .........      (52,323,359)     (34,228,070)
                                                                                            ------------------------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                  Total decrease in net assets .........................................      (45,382,157)     (13,489,582)
                  Beginning of period ..................................................      726,534,229      740,023,811
                                                                                            ------------------------------
                  End of period ........................................................    $ 681,152,072    $ 726,534,229
                                                                                            ==============================

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            27

Financial Highlights                               Low Duration Master Portfolio

                                                             For the Six                        For the Year Ended
                                                             Months Ended                            June 30,
The following ratios have been derived from                  December 31,     -----------------------------------------------------
information provided in the financial statements.                2005            2005           2004           2003           2002
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
                  Total investment return ................        1.05%+          2.80%          1.18%          6.05%          5.59%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................         .28%*           .28%           .28%           .28%           .32%
                                                              =====================================================================
                  Investment income--net .................        3.81%*          3.34%          3.39%          3.73%          5.03%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)    $681,152        $726,534       $740,024       $739,334       $512,335
                                                              =====================================================================
                  Portfolio turnover .....................       27.53%          74.53%        107.13%        198.09%         70.92%
                                                              =====================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


28      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Notes to Financial Statements                      Low Duration Master Portfolio

1. Significant Accounting Policies:

Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            29

Notes to Financial Statements (continued)          Low Duration Master Portfolio

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, its collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such


30      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Notes to Financial Statements (concluded)          Low Duration Master Portfolio

investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of .21%.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC, may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2005, MLIM, LLC received $23,469 in securities lending agent fees.

For the six months ended December 31, 2005, the Portfolio reimbursed FAM $7,447 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns and maturities) of investments, excluding short-term securities, for the six months ended December 31, 2005 were $175,759,255 and $205,633,613, respectively.

Transactions in call options written for the six months ended December 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                          Number of     Premiums
                                                          Contracts+    Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ..........................                 --           --
Options written ................................                 67      $67,000
                                                          ----------------------
Outstanding call options written,
  end of period ................................                 67      $67,000
                                                          ======================

+     One contract represents a notional amount of $1,000,000.

Transactions in put options written for the six months ended December 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                          Number of     Premiums
                                                          Contracts+    Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of period ........................                  --            --
Options written ..............................                  67      $195,975
                                                          ----------------------
Outstanding put options written,
  end of period ..............................                  67      $195,975
                                                          ======================

+     One contract represents a notional amount of $1,000,000.

4. Short-Term Borrowings:

The Trust, on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            31

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Fund's Board of Directors and Fund Asset Management Master Trust's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this report. The Co-chairmen of each Board are independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.

Investment Advisory Agreements -- Matters Considered by the Board

Every year, each Board considers approval of the investment advisory agreement with respect to the Trust and the Fund (together, the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust/Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, and other relationships with the Trust and the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to institutional clients under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings, the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust and the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's/Fund's Investment Advisory Agreement in November


32      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

2005, the independent directors' and Board's review included the following:

The Investment Adviser's Services and Fund Performance -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance -- both including and excluding the effects of the fees and expenses of the Trust and the Fund -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the second quintile for the one-year period and in the first quintile for the three-year period. The Fund did not have five years of performance as of that date. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process -- Each Board reviewed the investment objectives and strategies of the Trust and the Fund. Each Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that each member of the team has at least eight years' experience as a portfolio manager analyzing and investing in taxable fixed income securities. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- Each Board reviewed the Trust's and the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared the Trust's/Fund's total expenses to those of other, comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients with similar investment mandates and noted that the fees charged by the Investment Adviser to the institutional clients were less than those being charged to the Trust and the Fund, but determined that the Investment Adviser provided less extensive services to the institutional clients. The Board noted that the Fund's contractual and actual management fee rates were equal to the median management fees charged by comparable funds, as determined by Lipper, while total expenses were higher than the median total expenses charged by such comparable funds. The Board has concluded that the Fund's management fee rate (including waivers) and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions.

Economies of Scale -- The Boards considered the extent to which economies of scale might be realized as the assets of the Trust and Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the Board of the Trust and of the Fund including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            33

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
James H. Bodurtha, Director/Trustee
Kenneth A. Froot, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Donald C. Burke, Vice President and Treasurer
John D. Burger, Vice President
Patrick Maldari, Vice President
James J. Pagano, Vice President
Frank Viola, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Director of Merrill Lynch Low Duration Fund and Trustee of Low Duration Master Portfolio. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


34      MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH LOW DURATION FUND          DECEMBER 31, 2005            35

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                            #ML -- 3070 -- 12/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: February 21, 2006


By: /s/ Donald C. Burke
    -----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: February 21, 2006